UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2005

Citigroup Investments Corporate Loan Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-08985	13-4022241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 426 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Investments Corporate Loan Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 7.01 Regulation FD Disclosure.

On February 25, 2005, Citigroup Investments Corporate Loan Fund Inc. (the “Fund”) issued a press release announcing that its Board of Directors will be considering proposals by Smith Barney Fund Management LLC, its investment manager, and Travelers Asset Management International Company LLC (“TAMIC”), its sub-investment adviser, regarding the Fund’s relationship with TAMIC as a result of the sale of TAMIC to MetLife, Inc.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 9.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Citigroup Investments Corporate Loan Fund Inc. press release, dated February 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Investments Corporate Loan Fund Inc. (Registrant)

Date: February 25, 2005	/s/ Thomas C. Mandia
(Signature)
Name: Thomas C. Mandia
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release of the Fund, dated February 25, 2005.